United States
                       Securities and Exchange Commission
                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) May 27, 2004
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Lakeland Industries, Inc.
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(Exact name of registrant as specified in its charter)

Delaware                               0-15535                   13-3115216
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(State or other jurisdiction         (Commission             (IRS Employer
incorporation)                       File number)            Identification No.)

711-2 Koehler Avenue, Ronkonkoma, NY 11779-7410
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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (631) 981-9700
                                                   --------------

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         (Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure

     On May 27, 2004, Lakeland Industries, Inc. issued a press release reporting guidance for fiscal year 2005. The ful text of this press release is attached as
Exhibit 99.1

Item 7. Financial Statements and Exhibits.

(c) Exhibits 99.1 Press release dated May 27, 2004















                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    LAKELAND INDUSTRIES, INC.

Date: May 27, 2004                                  By:  /s/ Christopher J. Ryan
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                                                         Christopher J. Ryan
                                                         President